UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

September 20, 2004

Date of Report (Date of earliest event reported)

MAXIM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14430	87-0279983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8899 UNIVERSITY CENTER LANE, SUITE 400 SAN DIEGO, CALIFORNIA 92122
(Address of principal executive offices, including zip code)

(858) 453-4040
(Registrants telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 20, 2004, Maxim Pharmaceuticals, Inc. announced that its confirmatory Phase 3 trial of CepleneTM in combination with Interleukin-2 for the treatment of advanced malignant melanoma patients with liver metastases failed to demonstrate an improvement in overall patient survival, the primary endpoint.  On September 20, 2004, Maxim issued the press release that is attached as Exhibit 99.1, the contents of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired.

Not Applicable.

(b)                                 Pro Forma Financial Information.

Not Applicable.

(c)                                  Exhibits.

99.1                           Press Release issued on September 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXIM PHARMACEUTICALS, INC.

Date: September 20, 2004	/s/ Anthony E. Altig
Anthony E. Altig, Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer duly authorized to sign on behalf of the registrant)

INDEX TO EXHIBITS

99.1                           Press Release, dated September 20, 2004